                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         securities exchange act of 1934

        Date of Report (Date of earliest event reported):   August 22, 2003

Commission            Registrant,State of Incorporation       I.R.S. Employer
File Number           Address and Telephone Number            Identification No.

333-42427             J. CREW GROUP, INC.                     22-2894486

                     (Incorporated in New York)
                      770 Broadway
                      New York, New York 10003
                      Telephone: (212) 209-2500

333-42423            J. CREW OPERATING CORP.                  22-3540930

                     (Incorporated in Delaware)
                      770 Broadway
                      New York, New York 10003
                      Telephone: (212) 209-2500

Item 7.   Financial Statements and Exhibits.

     99.1   Press Release issued by J.Crew Group, Inc. on August 22, 2003.

Item 12.  Results of Operations and Financial Condition.

     On August 22, 2003, J.Crew Group, Inc. issued a press release announcing the Company's second quarter financial results for the period ended August 2, 2003. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

     The information in this Current Report is being furnished under Item 12 Results of Operations and Financial Condition and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              J. CREW GROUP, INC.
                                              J. CREW OPERATING CORP.

                                              By /s/ Scott Gilbertson
                                                --------------------------------
                                                Name:  Scott Gilbertson
                                                Title:  Chief Operating Officer

Date:  August 22, 2003

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release issued by J.Crew Group, Inc. on August 22, 2003.